Filed Pursuant to Rule 497(a)
File No. 333-282873
Rule 482ad
CAPITAL SOUTHWEST ANNOUNCES PRICING OF CONVERTIBLE NOTES OFFERING
DALLAS – NOVEMBER 4, 2024 – Capital Southwest Corporation (Nasdaq: CSWC) (“Capital Southwest”) today announced the pricing of $200,000,000 principal amount of 5.125% Convertible Notes due 2029 (the “notes”) in an underwritten offering (the “offering”). Capital Southwest also granted the underwriters of the notes an option to purchase up to an additional $30,000,000 principal amount of notes, solely to cover over-allotments. The sale of the notes is expected to close on November 8, 2024, subject to customary closing conditions.
The notes will be senior unsecured obligations of Capital Southwest and will accrue interest payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on February 15, 2025 at a rate of 5.125%. The notes will mature on November 15, 2029, unless earlier converted, redeemed or repurchased.
Noteholders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding the maturity date.
Upon conversion, Capital Southwest will pay or deliver, as the case may be, cash, shares of Capital Southwest’s common stock or a combination of cash and shares of Capital Southwest’s common stock, at Capital Southwest’s election. The conversion rate will initially be 40.0000 shares of Capital Southwest’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of $25.00 per share of Capital Southwest’s common stock). The initial conversion price of the notes represents a premium of approximately 12% over the last reported sale price of Capital Southwest’s common stock on the Nasdaq Global Select Market on November 4, 2024. The conversion rate will be subject to adjustment in some events. In addition, following certain corporate events that occur prior to the maturity date or if Capital Southwest delivers a notice of redemption, Capital Southwest will, in certain circumstances, increase the conversion rate for a noteholder who elects to convert its notes in connection with such a corporate event or notice of redemption, as the case may be.
Capital Southwest may not redeem the notes prior to November 20, 2027. Capital Southwest may redeem for cash all or any portion of the notes (subject to certain limitations), at Capital Southwest’s option, on a redemption date on or after November 20, 2027 and on or before the 45th scheduled trading day immediately prior to the maturity date if the last reported sale price of Capital Southwest’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Capital Southwest provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the notes.
If Capital Southwest undergoes a fundamental change, then, subject to certain conditions, noteholders may require Capital Southwest to repurchase for cash all or any portion of their notes at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
Capital Southwest estimates that the proceeds from the offering will be approximately $193.6 million (or approximately $222.7 million if the underwriters exercise their option to purchase additional notes in full), after deducting underwriting discounts and commissions and estimated expenses payable by Capital Southwest. Capital Southwest expects to use the net proceeds from the offering to redeem in full its 4.50% Notes due 2026, to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility with ING Capital LLC, and for general corporate purposes.

Oppenheimer & Co. is acting as sole book-running manager for the offering.
The proposed offering is being conducted pursuant to Capital Southwest’s automatic shelf registration statement on Form N-2, including a base prospectus, that was filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2024 and became effective upon filing. A preliminary prospectus and accompanying prospectus relating to the proposed offering were filed with the SEC and are available for free on the SEC’s website located at http://www.sec.gov. A final prospectus supplement and accompanying prospectus relating to the proposed offering will be filed with the SEC and will be available for free on the SEC’s website located at http://www.sec.gov. Copies of the final prospectus supplement relating to this offering and the accompanying prospectus may be obtained, when available, from: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.
This press release, the pricing term sheet, the preliminary prospectus supplement and the accompanying prospectus are neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall they constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.5 billion in investments at fair value as of September 30, 2024. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $50 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
Forward-Looking Statements
This press release contains “forward-looking” statements, as that term is defined under the federal securities laws, including statements concerning the closing of the offering of the notes, the anticipated use of proceeds from the offering, the potential impact of the foregoing or related transactions on dilution to holders of Capital Southwest’s common stock or the market price of Capital Southwest’s common stock or the notes. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Capital Southwest’s control. Capital Southwest’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to whether Capital Southwest will consummate the offering of notes on the expected terms or at all, which could differ or change based upon market conditions or for other reasons, and the other risks detailed in Capital Southwest’s Form 10-K filed with the SEC for the year ended March 31, 2024, in Capital Southwest’s quarterly report on Form 10-Q for the quarter ended September 30, 2024 and in other filings and reports that Capital Southwest may file from time to time with the SEC. The forward-looking statements included in this press release represent Capital Southwest’s views as of the date of this press release. Capital Southwest anticipates that subsequent events and developments will cause Capital Southwest’s views to change. Capital Southwest undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Capital Southwest’s views as of any date subsequent to the date of this press release.

Investor Relations Contact:
Michael S. Sarner, Chief Financial Officer
214-884-3829